LEGG MASON PARTNERS APPRECIATION FUND, INC.

Supplement dated June 21, 2006 to the Prospectus dated May 1, 2006

The following information revises and supersedes, as applicable, the information contained in the “Investment, risks and performance-Fee table—Example” section in the Prospectus.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

•	You invest $10,000 in the fund for the period shown

•	Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance

•	You reinvest all distributions and dividends without a sales charge

•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of years you own your shares

	1 year	3 years	5 years	10 years

Class A (with or without redemption)	$590	$782	$990	$1,587

Class B (redemption at end of period)	$686	$876	$1,091	$1,912	*

Class B (no redemption)	$186	$576	$991	$1,912	*

Class C (redemption at end of period)	$269	$523	$901	$1,965

Class C (no redemption)	$169	$523	$901	$1,965

Class Y (with or without redemption)	$58	$183	$318	$713

*	Assumes conversion to Class A shares approximately eight years after purchase.

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